                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 26
Dividend Reinvestment Plan....................... 27

VKQ ANR 10/97

                             LETTER TO SHAREHOLDERS

September 25, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., paving the way for the
development of a prominent global
financial services company. More                           [PHOTO]
recently, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. agreed to
merge. The merger was completed on May     DENNIS J. MCDONNELL AND DON G. POWELL
31, 1997, creating the combined company
of Morgan Stanley, Dean Witter,
Discover & Co. This preeminent global
financial services firm boasts a market capitalization of approximately $34 billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley, Dean Witter, Discover & Co. will continue to work to the benefit of our fund shareholders as we move into the next century.

ECONOMIC REVIEW

    Stability and growth continued to characterize the U.S. economic environment during the past 12 months. In the first quarter of 1997, the economy accelerated at its fastest pace since 1987. Consumer confidence remained high, and unemployment fell to 4.9 percent at the end of August, one of the lowest levels since 1973.
    Despite this vigorous pace of economic growth, there were few signs of inflation. Wholesale prices fell during each of the first seven months of 1997, while at the consumer level, prices rose by a mere 2.2 percent during the 12 months through August. The strength of the U.S. dollar also helped curb inflation by making imported goods less costly.

MARKET REVIEW

    The bond market responded positively during most of the reporting period. The rally that began in May of 1996 continued through year end. This situation, however, reversed in early 1997. With the economy picking up speed and cautionary remarks by Federal Reserve Chairman Alan Greenspan about tighter monetary policy, inflationary fears were ignited and interest rates began to rise. When the Fed raised short-term interest rates by a modest 0.25 percent in March, interest rates peaked and then began to decline in April as inflationary fears abated.
    During the reporting period, tax-exempt interest rates declined overall. On August 31, 1997, 30-year AAA-rated municipal securities offered a tax-exempt yield of 5.30 percent, compared to 5.71 percent one year ago. In comparison, the 30-year Treasury bond yielded
                                                           Continued on page two

6.61 percent as of August 31, 1997 versus 7.11 percent as of August 31, 1996. The ratio of municipal yields to Treasury yields remained at an attractive level during the period despite a slight drop from 80.3 percent on August 31, 1996 to
80.2 percent on August 31, 1997.
    The most significant trend in the municipal market has been the increasing number of insured AAA-rated bonds that are coming to market. Credit spreads have narrowed dramatically due to an 18.1 percent increase in new insured bond issuance during the first eight months of 1997.

TRUST STRATEGY

We employed the following strategies to manage the portfolio during the 12-month period:

- We sought to "barbell" the credit quality of the portfolio with concentrations in AAA-rated and lower-rated holdings. At the end of the reporting period, 45.3 percent of the Trust's long-term investments were AAA-rated, and 35.5 percent of long-term investments were BBB-rated or non-rated (with an internal investment grade rating, as rated by our analysts, at the time of purchase). We believe this strategy will help to reduce the volatility associated with interest rate movements. Securities rated AAA provide safety of principal and total return opportunities, while lower-rated securities provide the potential for a higher degree of income and generally exhibit less price movement when interest rates change.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of August 31, 1997*

AAA............   45.3%
AA.............    9.7%
A..............    9.5%
BBB............   25.0%
Non-Rated......   10.5%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

- We adjusted the portfolio's duration to 6.99 years on August 31, 1997, based on our interest rate outlook. Duration, expressed in years, is a measurement of the Trust's volatility to interest rate movements. Portfolios with shorter durations have tended to perform better when interest rates rise, while funds with longer durations have tended to outperform when interest rates decline. In anticipation that the Fed would raise rates in March, we shortened the duration. When rates declined after the March up-tick, we lengthened the duration. Our interest rate outlook at the end of the reporting period moved to a more neutral stance.

                                                         Continued on page three

- We utilized our municipal research capabilities to identify lower-rated securities that we feel have strong upside potential and could boost the dividend-paying ability of the Trust. For example, during the period we purchased several non-rated issues such as Carol Stream, Illinois at a yield of 7.20 percent. On the investment-grade side, the Trust has benefited from its positions in New York City, Chicago O'Hare Airport (United Airlines), Kenton County Kentucky Airport (Delta Airlines), and Alliance Airport Texas (American Airlines), all of which have increased in price significantly since our acquisition. Not all securities in the portfolio performed positively and there is no guarantee that these issues will continue to perform well.

                         [DIVIDEND HISTORY BAR GRAPH]

Twelve-month Dividend History
For the Period Ended August 31, 1997

Distribution per Common Share

                   Sep      Oct       Nov       Dec       Jan       Feb       Mar       Apr       May       Jun       Jul      Aug
                  1996     1996      1996      1996      1997      1997      1997      1997      1997      1997      1997     1997
Dividends        $.08     $.08      $.08      $.08      $.08      $.08      $.08      $.08      $.08      $.08      $.08     $.08

The dividend history represents past performance of the Trust and does not predict the Trust's future distribution.

PERFORMANCE SUMMARY
    The Van Kampen American Capital Municipal Trust continued its positive performance during the fiscal year. For the year ended August 31, 1997, the Trust generated a total return at market price of 15.87 percent(1), including reinvestment of income dividends totaling $0.96 per common share. The Trust offered a tax-exempt distribution rate of 6.10 percent(3), based on the closing common stock price of $15.75 per share on August 31, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 9.53 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 5.12 percent discount to its net asset value of $16.60.

                                                          Continued on page four

TOP FIVE INDUSTRY HOLDINGS BY SECTOR*

                                                             AS OF
                                                        AUGUST 31, 1997
Health Care............................................      16.2%
Industrial Revenue.....................................      13.6%
Airport................................................      9.1%
General Purpose........................................      8.6%
Single-Family Housing..................................      7.6%

*As a Percentage of Long-Term Investments

OUTLOOK

    We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. However, our long-term interest rate outlook remains bullish.
    We believe the Trust is positioned to perform well and do not anticipate making major changes to the structure of the portfolio. Our portfolio management team continues to seek a balance between the Trust's total return and its dividend income, as well as add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend-paying ability of the common shares, and would also negatively impact the price.
    We encourage investors to take this opportunity to consider how their investments are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.
    Once again, we appreciate your continued confidence in your Van Kampen American Capital investments and the team who manages your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1997

                  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST
                          (NYSE TICKER SYMBOL -- VKQ)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1).............   15.87%
One-year total return based on NAV(2)......................   11.14%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................    6.10%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    9.53%

 SHARE VALUATIONS

Net asset value............................................   $16.60
Closing common stock price.................................  $15.750
One-year high common stock price (08/29/97)................  $15.875
One-year low common stock price (01/02/97).................  $13.750
Preferred share (Series A) rate(5).........................   3.400%
Preferred share (Series B) rate(5).........................   3.550%
Preferred share (Series C) rate(5).........................   3.390%
Preferred share (Series D) rate(5).........................   3.535%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
  (000)                      Description                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             MUNICIPAL BONDS
             CALIFORNIA  4.2%
$   2,000    California St Dept Wtr Res Cent Vly Proj
             Rev (MBIA Insd)............................        4.750%  12/01/29   $  1,771,760
    5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
             Rev (MBIA Insd)............................            *   09/01/17      1,670,750
    1,500    Davis, CA Pub Fac Fin Auth Loc Agy Rev (a).        6.600   09/01/25      1,498,095
    1,210    Del Mar, CA Race Track Auth Rev Rfdg.......        5.500   08/15/98      1,225,161
    2,000    Del Mar, CA Race Track Auth Rev Rfdg.......        6.000   08/15/06      2,111,500
    7,560    Delano, CA Ctfs Partn Ser A................        9.250   01/01/22      8,835,674
    4,775    Los Angeles, CA Multi-Family Rev Ser G Rfdg
             (FSA Insd).................................        5.650   01/01/14      4,802,982
    3,000    Los Angeles, CA Uni Sch Dist Ctfs Partn
             (FSA Insd).................................        5.500   10/01/16      2,996,310
   10,000    Orange Cnty, CA Recovery Ctfs Ser A Rfdg
             (MBIA Insd) (b)............................        6.000   06/01/09     10,963,900
    5,695    Sacramento, CA City Fin Auth Rev Comb Proj
             B (MBIA Insd)..............................            *   11/01/14      2,243,147
                                                                                   ------------
                                                                                     38,119,279
                                                                                   ------------
             COLORADO  13.4%
   19,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
             Rev E-470 Proj Ser C (Prerefunded @
             08/31/05)..................................            *   08/31/26      2,784,405
    5,000    Boulder Cnty, CO Rev Natl Cent Atmosphere
             Rfdg & Impt................................        6.900   12/01/07      5,488,750
    8,500    Boulder Cnty, CO Rev Natl Cent Atmosphere
             Rfdg & Impt................................        7.000   12/01/13      9,311,580
    2,005    Colorado Hsg Fin Auth Single Family Pgm Sr
             Gtd Mtg Ln D3 (FHA Gtd)....................        7.200   08/01/23      2,107,034
   10,000    Denver, CO City & Cnty Arpt Rev Ser A......        8.250   11/15/12     11,281,900
   12,800    Denver, CO City & Cnty Arpt Rev Ser A......        8.500   11/15/23     14,502,528
    8,535    Denver, CO City & Cnty Arpt Rev Ser A......        8.000   11/15/25      9,487,165
   24,000    Denver, CO City & Cnty Arpt Rev Ser D (MBIA
             Insd)......................................        5.500   11/15/25     23,929,680
   11,100    Denver, CO City & Cnty Arpt Rev Ser D......        7.000   11/15/25     11,738,361
    4,000    Denver, CO City & Cnty Arpt Rev Ser E (MBIA
             Insd)......................................        5.250   11/15/23      3,867,080
    8,000    E-470 Pub Hwy Auth CO Rev Cap Apprec Ser B
             (MBIA Insd)................................            *   09/01/22      1,979,920
   22,000    Meridian Metro Dist CO Peninsular &
             Oriental Steam Navig CO Rfdg (b)...........        7.500   12/01/11     24,129,600
                                                                                   ------------
                                                                                    120,608,003
                                                                                   ------------
             CONNECTICUT  1.7%
    7,140    Connecticut St Hlth & Edl Fac Auth Rev
             Nursing Home Proj AHF/Hartford.............        7.125   11/01/24      8,084,408
    7,000    Mashantucket Western Pequot Tribe CT Spl
             Rev Ser A..................................        6.400   09/01/11      7,437,710
                                                                                   ------------
                                                                                     15,522,118
                                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
  (000)                      Description                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             DELAWARE  0.5%
$   2,000    Delaware St Econ Dev Auth Rev Exempt Fac
             Delmarva Pwr & Lt Co.......................        7.500%  10/01/17   $  2,123,080
    2,460    Delaware St Hsg Auth Rev Sr Home Mtg Ser B
             Subser B2..................................        7.200   12/01/21      2,592,127
                                                                                   ------------
                                                                                      4,715,207
                                                                                   ------------
             DISTRICT OF COLUMBIA  0.3%
    1,000    District of Columbia Hosp Rev Medlantic
             Hlthcare Group A Rfdg (MBIA Insd)..........        5.875   08/15/19      1,027,220
    2,000    District of Columbia Rev Carnegie
             Endowment..................................        5.750   11/15/26      2,006,780
                                                                                   ------------
                                                                                      3,034,000
                                                                                   ------------
             FLORIDA  2.5%
    2,600    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
             (AMBAC Insd)...............................        5.400   07/01/10      2,714,036
    8,000    Florida St Brd Of Educ Cap Outlay Pub Educ
             Ser D......................................        5.200   06/01/12      8,004,720
    1,000    Florida St Correctional Privatization Comm
             Ctfs Partn (AMBAC Insd)....................        5.000   08/01/17        953,850
    1,000    Hillsborough Cnty, FL Indl Dev Auth Indl
             Dev Rev Univ Cmnty Hosp (MBIA Insd)........        5.750   08/15/14      1,031,750
    7,690    Sarasota Cnty, FL Hlth Fac Auth Rev
             Hlthcare Kobernick/Meadow Pk (Prerefunded @
             07/01/02)..................................       10.000   07/01/22      9,503,610
                                                                                   ------------
                                                                                     22,207,966
                                                                                   ------------
             GEORGIA  1.4%
    8,950    Atlanta, GA Wtr & Swr Rev (FGIC Insd)......        4.750   01/01/23      7,981,520
    4,000    Muni Elec Auth GA Proj One Subser A (AMBAC
             Insd)......................................        6.250   01/01/14      4,317,880
                                                                                   ------------
                                                                                     12,299,400
                                                                                   ------------
             ILLINOIS  12.0%
    4,920    Bedford Park, IL Tax Increment Rev Sr Lien
             Bedford City Sq Proj.......................        9.250   02/01/12      5,631,333
    3,650    Carol Stream, IL First Mtg Rev 1st Mtg
             Windsor Pk Mnr Proj........................        7.000   12/01/13      3,706,794
    2,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             American Airls Inc Proj Rfdg...............        8.200   12/01/24      2,994,925
    7,475    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc...........................        8.400   05/01/04      8,130,034
   10,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc (b).......................        8.500   05/01/18     11,645,796
    4,470    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc Ser A.....................        8.400   05/01/18      4,826,929
    4,505    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc Ser B.....................        8.950   05/01/18      5,107,499
    1,200    Hodgkins, IL Tax Increment.................        9.500   12/01/09      1,405,356
    3,500    Hodgkins, IL Tax Increment (Prerefunded @
             12/01/01)..................................        9.500   12/01/09      4,252,990
    4,000    Hodgkins, IL Tax Increment Rev Ser A
             Rfdg.......................................        7.625   12/01/13      4,258,440

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
  (000)                      Description                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             ILLINOIS (CONTINUED)
$   2,500    Illinois Dev Fin Auth Rev Catholic
             Charities Hsg Dev..........................        6.350%  01/01/25   $  2,555,625
    1,740    Illinois Edl Fac Auth Rev Lewis Univ.......        5.900   10/01/14      1,738,034
    4,000    Illinois Edl Fac Auth Rev Lewis Univ.......        6.000   10/01/24      4,005,280
    2,500    Illinois Hlth Fac Auth Rev Evangelical Hosp
             Ser C Rfdg (FSA Insd)......................        6.750   04/15/12      2,813,475
    7,750    Illinois Hlth Fac Auth Rev Fairview Oblig
             Group Proj A (Prerefunded @ 10/01/02)......        9.500   10/01/22      9,574,040
    4,665    Illinois Hlth Fac Auth Rev Hinsdale Hosp
             Ser B Rfdg.................................        9.000   11/15/15      5,439,390
    1,500    Illinois Hlth Fac Auth Rev Sarah Bush
             Lincoln Hlth Cent (Prerefunded @
             5/15/02)...................................        7.250   05/15/12      1,701,315
   10,000    Illinois Hlth Fac Auth Rev Servantcor Ser A
             (Prerefunded @ 08/15/01) (b)...............        8.000   08/15/21     11,438,100
    1,780    Illinois Hsg Dev Auth Rev Homeowner Mtg
             Subser A2 (FHA Gtd)........................        7.125   08/01/26      1,898,673
    1,510    Roselle, IL Multi-Family Hsg Rev Waterbury
             Apts Ser A Rfdg (GNMA Collateralized)......        7.000   01/01/25      1,625,455
    3,800    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd).................................        7.125   02/01/01      4,140,480
    4,125    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd).................................        7.200   02/01/02      4,579,987
    4,475    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd).................................        7.300   02/01/03      5,070,578
                                                                                   ------------
                                                                                    108,540,528
                                                                                   ------------
             INDIANA  0.9%
    2,500    Indiana Bond Bank Spl Pgm Ser F............        7.150   08/01/15      2,729,925
    3,000    Indiana St Dev Fin Auth Indl Dev Rev Rohn
             Inc Proj...................................        7.500   03/01/11      3,130,890
    2,000    Plymouth, IN Multi Sch Bldg Corp First Mtg
             (Prerefunded @ 01/01/02) (AMBAC Insd)......        6.750   01/01/13      2,210,500
                                                                                   ------------
                                                                                      8,071,315
                                                                                   ------------
             KANSAS  2.4%
   20,000    Burlington, KS Pollutn Ctl Rev KS Gas &
             Elec Co Proj Rfdg (MBIA Insd) (b)..........        7.000   06/01/31     21,917,600
                                                                                   ------------
             KENTUCKY  1.9%
    2,000    Ashland, KY Solid Waste Rev Ashland Oil Inc
             Proj.......................................        7.200   10/01/20      2,181,040
    4,000    Elsmere, KY Indl Dev Rev Rfdg..............        6.750   04/01/10      4,219,360
   10,000    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
             Delta Airls Proj Ser A.....................        7.125   02/01/21     10,879,500
                                                                                   ------------
                                                                                     17,279,900
                                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
  (000)                      Description                      Coupon    Maturity   Market Value
-----------------------------------------------------------------------------------------------
             LOUISIANA  0.9%
$     800    East Baton Rouge, LA Mtg Fin Auth Single
             Family Mtg Pur Ser A Rfdg (GNMA
             Collateralized)............................        7.100%  10/01/24   $    844,584
    6,520    East Baton Rouge, LA Mtg Fin Auth Single
             Family Mtg Pur Ser C Rfdg (GNMA
             Collateralized)............................        7.000   04/01/32      6,837,589
    2,000    New Orleans, LA Rfdg (AMBAC Insd)..........            *   09/01/16        709,220
                                                                                   ------------
                                                                                      8,391,393
                                                                                   ------------
             MAINE  0.1%
    1,000    Maine Vets Homes ME Rev....................        7.750   10/01/20      1,078,000
                                                                                   ------------
             MARYLAND  1.9%
    2,300    Baltimore, MD Cap Apprec Cons Pub Impt Rfdg
             (FGIC Insd)................................            *   10/15/06      1,475,404
    3,920    Baltimore, MD Cap Apprec Cons Pub Impt Rfdg
             (FGIC Insd)................................            *   10/15/07      2,359,722
  139,445    Maryland St Cmnty Dev Admin Dept Hsg &
             Cmnty Dev Single Family Rev Pgm 6..........            *   04/01/30     13,013,008
                                                                                   ------------
                                                                                     16,848,134
                                                                                   ------------
             MASSACHUSETTS  1.3%
    5,100    Massachusetts Bay Tran Auth MA Gen Tran Sys
             Ser C......................................        5.000   03/01/24      4,759,830
    2,600    Massachusetts St Hlth & Edl Fac Auth Rev
             Med Cent of Central MA.....................        7.100   07/01/21      2,802,930
    3,000    Massachusetts St Hlth & Edl Fac Auth Rev
             New England Med Cent Hosp Ser G (Embedded
             Swap) (MBIA Insd) (c)......................  3.100/5.000   07/01/13      2,710,680
    1,375    Massachusetts St Hlth & Edl Fac Auth Rev
             Winchester Hosp Ser D Rfdg (Connie Lee
             Insd)......................................        5.750   07/01/14      1,410,296
                                                                                   ------------
                                                                                     11,683,736
                                                                                   ------------
             MICHIGAN  1.2%
    2,000    Detroit, MI Wtr Supply Sys Rev Sr Lien Ser
             A (MBIA Insd)..............................        5.000   07/01/27      1,859,580
    2,000    Michigan Muni Bond Auth Rev Loc Govt Ln Ser
             C-A (FSA Insd).............................            *   06/15/13        859,400
    1,800    Michigan St Hosp Fin Auth Rev Saratoga
             Cmnty Hosp Rfdg............................        8.750   06/01/10      2,029,554
    5,000    Portage Lake, MI Wtr & Swr Auth Ser II
             (Prerefunded @ 10/01/02)...................        7.625   10/01/20      5,801,700
                                                                                   ------------
                                                                                     10,550,234
                                                                                   ------------
             MISSISSIPPI  0.7%
    3,750    Claiborne Cnty, MS Pollutn Ctl Rev Sys
             Energy Res Inc Rfdg........................        7.300   05/01/25      3,965,512
    2,000    Mississippi Home Corp Single Family Rev Mtg
             Ser F (GNMA Collateralized)................        7.550   12/01/27      2,254,020
                                                                                   ------------
                                                                                      6,219,532
                                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
  (000)                      Description                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             MISSOURI  1.9%
$   1,740    Good Shepherd Nursing Home Dist MO Nursing
             Home Fac Rev...............................        7.625%  08/15/15   $  1,823,224
    2,730    Good Shepherd Nursing Home Dist MO Nursing
             Home Fac Rev...............................        7.750   08/15/25      2,897,895
    3,750    Hannibal, MO Indl Dev Auth Hlth Fac Rev
             Hannibal Regl Hlthcare Sys Inc (Prerefunded
             @ 09/01/01)................................        9.500   03/01/22      4,604,438
    4,000    Saint Louis, MO Arpt Rev Lambert Saint
             Louis Intl Ser B (FGIC Insd) (a)...........        5.250   07/01/22      3,838,960
    2,000    Saint Louis, MO Arpt Rev Lambert Saint
             Louis Intl Ser B (FGIC Insd) (a)...........        5.250   07/01/27      1,910,040
    2,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd).....        5.000   06/01/11      1,984,140
                                                                                   ------------
                                                                                     17,058,697
                                                                                   ------------
             MONTANA  0.5%
    3,900    Montana St Coal Severance Tax Broadwater
             Pwr Proj Ser A Rfdg........................        6.875   12/01/17      4,175,262
                                                                                   ------------
             NEBRASKA  0.1%
    1,000    Nebraska Invt Fin Auth Single Family Hsg
             Rev Ser D (FHA Insd) (a)...................        5.850   09/01/28      1,002,560
                                                                                   ------------
             NEVADA  1.0%
      955    Henderson, NV Loc Impt Dist No T-4 Ser A...        8.500   11/01/12        999,894
    1,750    Nevada St Rfdg.............................        4.375   08/01/03      1,735,090
    6,075    Washoe Cnty, NV Gas & Wtr Fac Rev Sierra
             Pacific (AMBAC Insd).......................        6.300   12/01/14      6,572,968
                                                                                   ------------
                                                                                      9,307,952
                                                                                   ------------
             NEW HAMPSHIRE  0.2%
    2,000    New Hampshire Higher Edl & Hlth Fac Auth
             Rev Riverwoods At Exeter Ser A.............        6.500   03/01/23      2,012,860
                                                                                   ------------
             NEW JERSEY  5.4%
    4,000    Camden Cnty, NJ Impt Auth Lease Rev Kaighn
             Pt Marine Terminal A.......................        8.000   06/01/27      4,089,120
    1,515    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/99      1,423,933
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/00        899,770
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/02        819,760
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/03        780,180
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/04        741,050
    1,460    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/05      1,029,446

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
  (000)                      Description                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             NEW JERSEY (CONTINUED)
$   1,465    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/06   $    981,902
    1,615    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/07      1,027,915
    1,555    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)................................            *   03/01/08        934,151
    5,000    New Jersey Econ Dev Auth Wtr Fac Rev (FGIC
             Insd)......................................        6.500%  04/01/22      5,377,200
   25,000    New Jersey Econ Dev Auth St Contract Econ
             Rec (Embedded Cap) (MBIA Insd).............        5.900   03/15/21     26,827,750
    3,500    New Jersey St Turnpike Auth Turnpike Rev
             Ser C (FSA Insd)...........................        6.500   01/01/16      4,019,820
                                                                                   ------------
                                                                                     48,951,997
                                                                                   ------------
             NEW MEXICO  0.1%
      767    Santa Fe, NM Single Family Mtg Rev Rfdg....        8.450   12/01/11        822,936
                                                                                   ------------
             NEW YORK  12.8%
    4,000    Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev
             Burrows Paper Corp Recycling...............        8.000   01/01/09      4,027,280
    5,550    Metro Tran Auth NY Svcs Contract Commuter
             Fac Ser N Rfdg.............................        6.000   07/01/11      5,703,902
    4,000    Metro Tran Auth NY Svcs Contract Tran Fac..        7.000   07/01/09      4,340,640
    1,900    Metro Tran Auth NY Svcs Contract Tran Fac
             Ser N Rfdg.................................        6.000   07/01/11      1,952,687
    2,000    New York City Hlth & Hosp Corp Rev Ser A
             Rfdg (AMBAC Insd)..........................        5.750   02/15/22      2,027,760
    2,000    New York City Muni Wtr Fin Auth Wtr & Swr
             Sys Rev....................................        5.125   06/15/21      1,885,800
    7,000    New York City Ser A........................        6.250   08/01/08      7,569,800
       90    New York City Ser A........................        7.750   08/15/12        100,660
    1,410    New York City Ser A (Prerefunded @
             08/15/01)..................................        7.750   08/15/12      1,604,665
    7,000    New York City Ser B........................        7.500   02/01/05      7,791,280
    1,065    New York City Ser C........................        7.100   08/15/10      1,147,612
      435    New York City Ser C (Prerefunded @
             08/15/01)..................................        7.100   08/15/10        479,335
    2,585    New York City Ser F........................        8.250   11/15/02      2,947,003
    5,000    New York City Subser A1 (Embedded Swap)....        6.410   08/01/12      5,085,450
    5,000    New York St Dorm Auth Rev City Univ Ser F..        5.500   07/01/12      5,005,900
    6,800    New York St Dorm Auth Rev Cons City Univ
             Sys Ser A..................................        5.625   07/01/16      6,946,540
    4,250    New York St Energy Resh & Dev Auth Fac Rev
             Cons Edison Co Proj Ser B Rfdg (MBIA
             Insd)......................................        5.250   08/15/20      4,090,838
    3,000    New York St Energy Resh & Dev Auth St Svc
             Contract Rev Westn NY Nuclear Svc Cent
             Proj.......................................        5.400   04/01/98      3,023,850
    3,000    New York St Environmental Fac Corp Pollutn
             Ctl Rev St Wtr Revolving Fd Ser B..........        5.200   05/15/14      2,973,990

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
  (000)                      Description                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             NEW YORK (CONTINUED)
$   7,375    New York St Environmental Fac Corp Pollutn
             Ctl Rev St Wtr Revolving Fd Ser E..........        6.700%  06/15/10   $  8,304,471
    2,920    New York St Med Care Fac Fin Agy Rev Mental
             Hlth Svcs Fac Ser D........................        7.400   02/15/18      3,266,312
    7,725    New York St Med Care Fac Fin Agy Rev Mental
             Hlth Svcs Fac Ser D (Prerefunded @
             02/15/02)..................................        7.400   02/15/18      8,756,287
    6,150    New York St Urban Dev Corp Rev Correctional
             Cap Fac Ser A Rfdg (FSA Insd)..............        5.250   01/01/14      6,193,234
    9,000    New York St Urban Dev Corp Rev St Fac
             (Prerefunded @ 04/01/01)...................        7.500   04/01/11     10,120,950
    3,000    Onondaga Cnty, NY Indl Dev Agy Swr Fac Rev
             Bristol-Meyers Squibb Co Proj..............        5.750   03/01/24      3,151,440
    6,650    Plainedge, NY Union Free Sch Dist #2063....        6.000   06/01/12      6,793,241
                                                                                   ------------
                                                                                    115,290,927
                                                                                   ------------
             NORTH CAROLINA  1.6%
   13,300    North Carolina Muni Pwr Agy No 1 Catawba
             Elec Rev (MBIA Insd).......................        6.000   01/01/12     14,584,248
                                                                                   ------------
             OHIO  3.5%
    8,530    Cleveland, OH Ctfs Partn Cleveland Stadium
             Proj (AMBAC Insd)..........................        5.250   11/15/11      8,575,124
    7,130    Cleveland, OH Ctfs Partn Cleveland Stadium
             Proj (AMBAC Insd)..........................        5.250   11/15/13      7,098,628
    5,375    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
             Sys Ser B Rfdg (MBIA Insd).................        5.250   06/01/10      5,427,137
    2,000    Montgomery Cnty, OH Hosp Rev Dayton
             Osteopathic Hosp Proj Rfdg.................        6.000   12/01/12      2,004,260
    2,270    Montgomery Cnty, OH Hosp Rev Kettering Med
             Cent Rfdg & Impt (MBIA Insd)...............        6.250   04/01/20      2,542,264
    1,000    Ohio St Air Quality Dev Auth Rev JMG
             Funding Ltd Partn Proj Rfdg (AMBAC Insd)...        6.375   04/01/29      1,067,770
    5,000    Reynoldsburg, OH Hlth Care Fac Rev Wesley
             Ridge Proj (GNMA Collateralized)...........        6.150   10/20/38      5,172,950
                                                                                   ------------
                                                                                     31,888,133
                                                                                   ------------
             OKLAHOMA  2.3%
    3,390    Cleveland Cnty, OK Home Ln Auth Single
             Family Mtg Rev Rfdg........................        8.000   08/01/12      3,624,554
    1,240    Kay Cnty, OK Home Fin Auth Rev Single
             Family Mtg Ser A Rfdg (AMBAC Insd).........        7.000   11/01/11      1,353,125
    9,170    Oklahoma Hsg Fin Agy Single Family Rev Mtg
             Class B (GNMA Collateralized)..............        7.997   08/01/18     10,343,210

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
  (000)                      Description                        Coupon  Maturity   Market Value
-----------------------------------------------------------------------------------------------
             OKLAHOMA (CONTINUED)
$   3,000    Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med
             Cent (Prerefunded @ 06/01/03)..............        7.200%  06/01/17   $  3,448,740
    1,500    Tulsa, OK Muni Arpt Tran Rev American Airls
             Inc........................................        7.600   12/01/30      1,643,685
                                                                                   ------------
                                                                                     20,413,314
                                                                                   ------------
             PENNSYLVANIA  1.9%
    2,150    Butler Cnty, PA Hosp Auth Hosp Rev Butler
             Mem Hosp Ser A (FSA Insd)..................        5.250   07/01/12      2,128,006
    2,165    Clarion Cnty, PA Hosp Auth Hosp Rev Clarion
             Hosp Proj..................................        8.500   07/01/21      2,439,197
   10,000    Geisinger Auth PA Hlth Sys Ser A...........        6.400   07/01/22     10,605,300
    2,000    Montgomery Cnty, PA Indl Dev Auth
             Retirement Cmnty Rev Adult Cmntys Total
             Svcs Ser B.................................        5.625   11/15/12      2,003,940
                                                                                   ------------
                                                                                     17,176,443
                                                                                   ------------
             RHODE ISLAND  1.2%
    2,450    Providence, RI Redev Agy Ctfs Partn Ser A..        8.000   09/01/24      2,668,858
    4,750    Rhode Island Hsg & Mtg Fin Corp Ser 8
             (Inverse Fltg).............................       10.266   04/01/24      5,331,875
    2,000    Rhode Island St Hlth & Edl Bldg Corp Rev
             Higher Edl Fac Roger Williams (Prerefunded
             @ 11/15/04) (Connie Lee Insd)..............        7.250   11/15/24      2,351,440
                                                                                   ------------
                                                                                     10,352,173
                                                                                   ------------
             SOUTH DAKOTA  0.5%
    4,000    South Dakota Hsg Dev Auth Homeownership Mtg
             Ser F......................................        5.800   05/01/28      3,982,560
                                                                                   ------------
             TENNESSEE  0.5%
    4,208    Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
             Multi-Family Mtg Rock Creek Plaza Rfdg
             (GNMA Collateralized)......................        7.375   01/20/27      4,504,676
                                                                                   ------------
             TEXAS  7.0%
    6,500    Alliance Arpt Auth Inc TX Spl Fac Rev
             American Airls Inc Proj....................        7.500   12/01/29      7,043,140
    6,000    Brazos River Auth TX Pollutn Ctl Rev Coll
             TX Util Elec Co Proj A (AMBAC Insd)........        6.750   04/01/22      6,527,100
      450    Brazos, TX Higher Edl Auth Inc Student Ln
             Rev Subser C2 Rfdg.........................        7.100   11/01/04        486,481
    2,500    Coastal Bend Hlth Fac Dev TX Newly Linked
             Arns Ser C (Inverse Fltg) (AMBAC Insd).....        5.929   11/15/13      2,589,850
    2,500    Coastal Bend Hlth Fac Dev TX Yield Curve
             Note Ser C2 (AMBAC Insd)...................        5.929   11/15/13      2,589,850
   15,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
             Corp Rev American Airls Inc................        7.500   11/01/25     16,231,050
    3,600    Dallas-Fort Worth, TX Intl Arpt Fac Impt
             Corp Rev Delta Airls Inc...................        7.625   11/01/21      3,977,820

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
  (000)                      Description                      Coupon    Maturity   Market Value
-----------------------------------------------------------------------------------------------
             TEXAS (CONTINUED)
$   1,832    Texas Genl Svcs Comm Partn Int Lease Purch
             Ctfs........................................       7.250%  08/01/11   $  1,868,687
   21,270    Texas St Pub Ppty Fin Corp Rev Mental Hlth
             & Retardation Rfdg (FSA Insd)...............       5.250   09/01/08     21,631,165
                                                                                   ------------
                                                                                     62,945,143
                                                                                   ------------
             UTAH  3.3%
    3,930    Bountiful, UT Hosp Rev South Davis Cmnty
             Hosp Proj...................................       9.500   12/15/18      4,528,382
   14,855    Murray City, UT Hosp Rev Inc Hlth Svc Inc
             Rfdg (MBIA Insd)............................       4.750   05/15/20     13,259,721
    3,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc
             Rfdg........................................       5.500   02/15/17      2,982,210
    8,055    Utah Cnty, UT Hosp Rev IHC Hlth Svcs Inc
             (MBIA Insd).................................       5.250   08/15/26      7,697,439
    1,455    Utah St Hsg Fin Agy Single Family Mtg Insd
             Ser E2 (FHA Gtd)............................       7.150   07/01/24      1,530,267
                                                                                   ------------
                                                                                     29,998,019
                                                                                   ------------
             VIRGINIA  2.2%
    1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac
             Lease Rev Henrico Cnty Regl Jail Proj.......       6.500   08/01/10      1,662,780
    1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac
             Lease Rev Henrico Cnty Regl Jail Proj.......       7.125   08/01/21      1,722,345
    2,000    Henrico Cnty, VA Indl Dev Auth Rev Solid
             Waste Browning Ser A........................       5.875   03/01/17      2,027,380
    5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
             Mem Hosp Carilion Hlth Sys Ser B Rfdg (MBIA
             Insd) (c)................................... 4.700/6.250   07/01/20      5,063,600
    1,050    Virginia St Hsg Dev Auth Comwlth Mtg Ser A
             Subser A1 (FHA Gtd).........................           *   07/01/29         95,519
    8,995    Virginia St Pub Bldg Auth Pub Fac Rev Ser A.       5.500   08/01/17      9,120,300
                                                                                   ------------
                                                                                     19,691,924
                                                                                   ------------
             WASHINGTON  1.5%
    5,000    Bellevue, WA Convention Cent Auth Spl Oblig
             Rev Rfdg (MBIA Insd)........................           *   02/01/24      1,131,050
    1,750    Washington St Pub Pwr Supply Sys Nuclear
             Proj No 1 Rev Ser A Rfdg (MBIA Insd)........       5.750   07/01/12      1,814,155
   10,495    Washington St Pub Pwr Supply Sys Nuclear
             Proj No 1 Rev Ser B Rfdg (MBIA Insd)........       5.600   07/01/15     10,570,879
                                                                                   ------------
                                                                                     13,516,084
                                                                                   ------------
             WEST VIRGINIA  0.8%
    6,550    Harrison Cnty, WV Cnty Cmnty Solid Waste
             Disp Rev Potomac Edison Co Ser A............       6.875   04/15/22      7,045,573
                                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
  (000)                      Description                       Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
             WISCONSIN  1.5%
 $  1,000    Madison, WI Indl Dev Rev Madison Gas & Elec
             Co Proj A..................................        6.750%  04/01/27   $  1,072,360
    5,250    Wisconsin Hsg & Econ Dev Auth Hsg Rev Ser
             B..........................................        7.050   11/01/22      5,576,182
    7,280    Wisconsin St Hlth & Edl Fac Auth Rev
             Children's Hosp (Embedded Cap) (FGIC
             Insd)......................................        5.000   08/15/10      7,202,905
                                                                                   ------------
                                                                                     13,851,447
                                                                                   ------------
             WYOMING  1.0%
    4,000    Wyoming Cmnty Dev Auth Single Family Ser G
             (FHA Gtd)..................................        7.250   06/01/21      4,259,000
    4,000    Wyoming Cmnty Dev Auth Single Family Ser H
             (FHA Gtd)..................................        7.100   06/01/12      4,308,080
                                                                                   ------------
                                                                                      8,567,080
                                                                                   ------------
             PUERTO RICO  0.5%
    2,523    Puerto Rico Comwlth Dept of Hlth Lease Pur
             Ctfs.......................................        7.250   04/07/01      2,530,575
    2,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser P
             (Prerefunded @ 07/01/01)...................        7.000   07/01/21      2,232,480
                                                                                   ------------
                                                                                      4,763,055
                                                                                   ------------
TOTAL LONG-TERM INVESTMENTS  98.6%
  (Cost $827,416,105)...........................................................   $888,989,408
                                                                                   ------------
SHORT-TERM INVESTMENTS  0.7%
  (Cost $6,900,000).............................................................      6,900,000
                                                                                   ------------
TOTAL INVESTMENTS  99.3%
  (Cost $834,316,105)...........................................................    895,889,408
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%.....................................      6,039,891
                                                                                   ------------
NET ASSETS  100.0%..............................................................   $901,929,299
                                                                                   ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

(c) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments, (Cost $834,316,105)..........................................   $895,889,408
Cash............................................................................         55,935
Receivables:
  Interest......................................................................     13,366,529
  Investments Sold..............................................................      2,726,910
Other...........................................................................          6,125
                                                                                   ------------
      Total Assets..............................................................    912,044,907
                                                                                   ------------
LIABILITIES:
Payables:
  Investments Purchased..........................................................     8,270,120
  Income Distributions - Common and Preferred Shares.............................       560,210
  Investment Advisory Fee........................................................       538,098
  Administrative Fee.............................................................       153,742
  Variation Margin on Futures....................................................        42,688
  Affiliates.....................................................................        39,400
Accrued Expenses.................................................................       231,391
Options at Market Value (Net premiums received of
  $158,071)......................................................................       211,656
Deferred Compensation and Retirement Plans.......................................        68,303
                                                                                   ------------
      Total Liabilities..........................................................    10,115,608
                                                                                   ------------
NET ASSETS............................... .......................................  $901,929,299
                                                                                   ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 6,000 issued with liquidation preference of $50,000 per share).........  $300,000,000
                                                                                   ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 36,270,469 shares issued and outstanding)...................       362,705
Paid in Surplus..................................................................   536,860,572
Net Unrealized Appreciation......................................................    62,025,039
Accumulated Undistributed Net Investment Income..................................     3,444,060
Accumulated Net Realized Loss....................................................      (763,077)
                                                                                   ------------
      Net Assets Applicable to Common Shares.....................................   601,929,299
                                                                                   ------------
NET ASSETS.......................................................................  $901,929,299
                                                                                   ============
NET ASSET VALUE PER COMMON SHARE ($601,929,299 divided
  by 36,270,469 shares outstanding)..............................................  $      16.60
                                                                                   ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $55,729,305
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      6,222,428
Administrative Fee..........................................      1,777,836
Preferred Share Maintenance.................................        810,659
Custody.....................................................         85,403
Legal.......................................................         45,314
Trustees Fees and Expenses..................................         27,333
Amortization of Organizational Costs........................            707
Other.......................................................        506,617
                                                                -----------
    Total Expenses..........................................      9,476,297
                                                                -----------
NET INVESTMENT INCOME.......................................    $46,253,008
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 6,611,168
  Futures...................................................      1,247,552
  Options...................................................        (48,317)
                                                                -----------
Net Realized Gain...........................................      7,810,403
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     43,230,522
                                                                -----------
  End of the Period:
    Investments.............................................     61,573,303
    Futures.................................................        505,321
    Options.................................................        (53,585)
                                                                -----------
                                                                 62,025,039
                                                                -----------
Net Unrealized Appreciation During the Period...............     18,794,517
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $26,604,920
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $72,857,928
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                             Year Ended        Year Ended
                                                           August 31, 1997   August 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................     $ 46,253,008      $ 46,970,003
Net Realized Gain/Loss...................................        7,810,403          (766,198)
Net Unrealized Appreciation During the Period............       18,794,517         4,555,031
                                                              ------------      ------------
Change in Net Assets from Operations.....................       72,857,928        50,758,836
                                                              ------------      ------------
Distributions from Net Investment Income:
  Common Shares..........................................      (34,818,328)      (35,906,819)
  Preferred Shares.......................................      (10,696,162)      (10,943,347)
                                                              ------------      ------------
Total Distributions......................................      (45,514,490)      (46,850,166)
                                                              ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       27,343,438         3,908,670
NET ASSETS:
Beginning of the Period..................................      874,585,861       870,677,191
                                                              ------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $3,444,060 and $2,705,542,
  respectively)..........................................     $901,929,299      $874,585,861
                                                              ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   September 27, 1991
                                                                                     (Commencement
                                              Year Ended August 31                   of Investment
                                ------------------------------------------------     Operations) to
                                  1997      1996      1995      1994      1993      August 31, 1992
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period
    (a).......................   $15.842   $15.734   $15.562   $17.035   $16.328              $14.808
                                 -------   -------   -------   -------   -------              -------
  Net Investment Income.......     1.275     1.295     1.311     1.347     1.410                1.166
  Net Realized and Unrealized
    Gain/Loss.................      .734      .105      .266    (1.424)     .780                1.370
                                 -------   -------   -------   -------   -------              -------
Total from Investment
  Operations..................     2.009     1.400     1.577     (.077)    2.190                2.536
                                 -------   -------   -------   -------   -------              -------
Less:
  Distributions from Net
  Investment Income:
    Paid to Common
      Shareholders............      .960      .990     1.084     1.116     1.100                 .811
    Common Share Equivalent of
      Distributions Paid to
      Preferred
      Shareholders............      .295      .302      .321      .280      .246                 .205
  Distributions from Net
    Realized Gain:
    Paid to Common
      Shareholders............       -0-       -0-       -0-       -0-      .111                  -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred
      Shareholders............       -0-       -0-       -0-       -0-      .026                  -0-
                                 -------   -------   -------   -------   -------              -------
Total Distributions...........     1.255     1.292     1.405     1.396     1.483                1.016
                                 -------   -------   -------   -------   -------              -------
Net Asset Value, End of the
  Period......................   $16.596   $15.842   $15.734   $15.562   $17.035              $16.328
                                 =======   =======   =======   =======   =======              =======
Market Price Per Share at End
  of the Period...............   $15.750   $14.500   $14.250   $15.000   $16.750              $16.125
Total Investment Return at
  Market Price (b)............    15.87%     8.98%     2.39%    (3.94%)   11.90%               13.24%*
Total Return at Net Asset
  Value (c)...................    11.14%     7.09%     8.55%    (2.22%)   12.31%               14.64%*
Net Assets at End of the
  Period (In millions)........    $901.9    $874.6    $870.7    $864.4    $917.9               $891.7
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares...............     1.61%     1.61%     1.65%     1.64%     1.59%                1.49%
Ratio of Expenses to Average
  Net Assets..................     1.07%     1.06%     1.07%     1.09%     1.06%                1.03%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common
  Shares (d)..................     6.04%     6.20%     6.48%     6.52%     7.08%                6.85%
Portfolio Turnover............       54%       36%       49%       47%       48%                 100%*

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                August 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $50,000. These costs were amortized on a straight line basis over the 60 month period ended September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $282,165 which will expire on August 31, 2004. Net realized loss differs for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on the mark to market of open option and futures positions at August 31, 1997.

    At August 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $834,316,105; the aggregate gross unrealized appreciation is $62,089,656 and the aggregate gross unrealized depreciation is $516,353 resulting in net unrealized appreciation on investments of $61,573,303.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended August 31, 1997, 99.69% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative

                                August 31, 1997
--------------------------------------------------------------------------------

services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended August 31, 1997, the Trust recognized expenses of approximately $28,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1997, the Trust recognized expenses of approximately $210,600 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $470,529,401 and $472,570,070, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                                August 31, 1997
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

     Transactions in options for the year ended August 31, 1997, were as follows:

                                                     CONTRACTS      PREMIUM
---------------------------------------------------------------------------
Outstanding at August 31, 1996.....................        500    $ (86,068)
Options Written and Purchased (Net)................     20,150      (93,407)
Options Terminated in Closing Transactions (Net)...    (10,645)      49,352
Options Expired (Net)..............................     (7,400)     288,194
                                                       -------    ---------
Outstanding at August 31, 1997.....................      2,605    $ 158,071
                                                       =======    =========

    The related futures contracts of the outstanding option transactions as of August 31, 1997, and the descriptions and market values are as follows:

                                                          EXPIRATION    MARKET
                                                              MONTH/   VALUE OF
                                       CONTRACTS      EXERCISE PRICE    OPTIONS
--------------------------------------------------------------------------------
LONG CONTRACTS:
  Dec. 1997 US Long Bond
  Future Call........................    1,563           Nov/118       $ 439,594
SHORT CONTRACTS:
  Dec. 1997 US Long Bond
  Future Call........................    1,042           Nov/116        (651,250)
                                       -------                         ---------
                                         2,605                         $(211,656)
                                       =======                         =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                                August 31, 1997
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended August 31, 1997, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at August 31, 1996.............................      2,000
Futures Opened.............................................      2,256
Futures Closed.............................................     (3,800)
                                                                ------
Outstanding at August 31, 1997.............................        456
                                                                ======

    The futures contracts outstanding as of August 31, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                 UNREALIZED
                                                                APPRECIATION/
                                                   CONTRACTS    DEPRECIATION
-----------------------------------------------------------------------------
Long Contracts -- Sep. 1997 US Treasury Bond
  Future (Current notional value of $113,125
  per contract)................................       250         $ 706,108
Short Contracts -- Sep. 1997 Municipal Bond
  Future (Current notional value of $119,500
  per contract)................................       206          (200,787)
                                                      ===         =========
                                                      456         $ 505,321
                                                      ===         =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                                August 31, 1997
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 6,000 Auction Preferred Shares ("APS") in four series of 1,500 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series C are 7 days, while Series B and Series D are 28 days. The average rate in effect on August 31, 1997, was 3.47%. During the year ended August 31, 1997, the rates ranged from 3.10% to 5.20%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Municipal Trust as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
October 8, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS
DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees and the selection of independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 30,592,365 shares voted for the proposal, 482,368 shares voted against, 705,500 shares abstained and 0 shares represented broker non-votes. With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 4,274 shares voted in his favor and 46 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust, 31,204,991 shares voted in his favor and 570,921 shares withheld. The other trustees of the Trust whose terms did not expire in 1997 are Dennis J. McDonnell, Theodore A. Myers, Hugo F. Sonnenschein, David C. Arch and Howard J Kerr. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 31,211,841 shares voted in favor of the proposal, 132,562 shares voted against, 435,829 shares abstained and 0 shares represented broker non-votes.

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